UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00041

GENERAL AMERICAN INVESTORS COMPANY, INC.

(Exact name of registrant as specified in charter)

530 Fifth Avenue, 26th Floor, New York, New York 10036

(Address of principal executive offices) (Zip code)

Eugene S. Stark
General American Investors Company, Inc.
530 Fifth Avenue
26th Floor
New York, New York 10036
(Name and address of agent for service)

Copy to:
John E. Baumgardner, Jr., Esq.
Sullivan & Cromwell LLP
125 Broad Street
New York, New York 10004

Registrant’s telephone number, including area code: 212-916-8400

Date of fiscal year end: December 31

Date of reporting period: December 31, 2021

General

American

Investors

2021

Annual

Report

GENERAL AMERICAN INVESTORS COMPANY, INC.

Established in 1927, the Company is a closed-end investment company listed on the New York Stock Exchange. Its objective is long-term capital appreciation through investment in companies with above average growth potential.

FINANCIAL SUMMARY (unaudited)
	2021	2020
Net assets applicable to Common Stock - December 31	$1,282,788,664	$1,087,971,063
Net investment income	562,688	3,134,606
Net realized gain	92,595,731	74,962,718
Net increase (decrease) in unrealized appreciation	200,452,478	(1,125,262)
Distributions to Preferred Stockholders	(11,311,972)	(11,311,972)

Per Common Share - December 31
Net asset value	$52.59	$44.00
Market price	$44.20	$37.19
Discount from net asset value	(16.0)%	(15.5)%

Common Shares outstanding - Dec. 31	24,392,134	24,728,206
Market price range* (high-low)	$46.55-$36.81	$39.01-$22.71
Market volume - shares	5,776,014	10,948,472
* Unadjusted for dividend payments.

DIVIDEND SUMMARY (per share) (unaudited)
Record Date	Payment Date	Ordinary Income	Long-Term Capital Gain	Total

Common Stock

Nov. 15, 2021	Dec. 30, 2021	$0.462729	$2.587271	$3.050000
Feb. 7, 2022	Feb. 18, 2022	–	0.500000	0.500000
Total from 2021 earnings		$0.462729	$3.087271	$3.550000

Nov. 16, 2020	Dec. 30, 2020	$0.147490	$2.352510	$2.500000
Feb. 8, 2021	Feb. 19, 2021	–	0.250000	0.250000
Total from 2020 earnings		$0.147490	$2.602510	$2.750000

Preferred Stock

Mar. 8, 2021	Mar. 24, 2021	$0.045997	$0.325878	$0.371875
Jun. 7, 2021	Jun. 24, 2021	0.045997	0.325878	0.371875
Sept. 7, 2021	Sept. 24, 2021	0.045997	0.325878	0.371875
Dec. 7, 2021	Dec. 24, 2021	0.045997	0.325878	0.371875
Total for 2021		$0.183988	$1.303512	$1.487500

Mar. 9, 2020	Mar. 24, 2020	$0.021939	$0.349936	$0.371875
Jun. 8, 2020	Jun. 24, 2020	0.021939	0.349936	0.371875
Sept. 8, 2020	Sept. 24, 2020	0.021939	0.349936	0.371875
Dec. 7, 2020	Dec. 24, 2020	0.021939	0.349936	0.371875
Total for 2020		$0.087756	$1.399744	$1.487500

General American Investors Company, Inc.

530 Fifth Avenue, 26th Floor, New York, NY 10036

(212) 916-8400 (800) 436-8401

E-mail: InvestorRelations@gainv.com

www.generalamericaninvestors.com

TO THE STOCKHOLDERS

General American Investors

G

eneral American Investors’ net asset value (NAV) per Common Share (assuming reinvestment of all dividends) increased 28.9% for the year ended December 31, 2021. The U.S. stock market was up 28.7% for the year, as measured by our benchmark, the Standard & Poor’s 500 Stock Index (including income). The return to our Common Stockholders increased by 28.2% and the discount at which our shares traded to their NAV continued to fluctuate and on December 31, 2021, it was 16.0%.

The table that follows provides a comprehensive presentation of our performance and compares our returns on an annualized basis with the S&P 500.

Years	Stockholder Return (Market Value)	NAV Return	S&P 500
3	24.1%	23.2%	26.1%
5	15.8	15.5	18.5
10	14.1	13.8	16.6
20	7.7	8.1	9.5
30	10.2	10.4	10.6
40	12.1	12.6	12.3
50	12.5	12.5	11.1

U.S. equity markets in 2021 delivered robust returns amidst a continuing pandemic as vaccinations reduced the frequency and severity of illness and allowed for a substantial reopening of the economy. Following significant policy support early in the year, the emergence of inflation and its durability captured the attention of the Federal Reserve and investors, with potentially negative implications for asset valuations.

Currently, negative real interest rates pervade the world economy offering some support for equity markets while yielding real losses to fixed income investors. Supply chains already stretched have been further tested with the rise of the highly transmissible Omicron variant. How authorities employ counter-cyclical policies to quell inflation may further increase volatility and lead to a broader set of outcomes than expected just a short while ago. Consensus 2022 analyst earnings and revenue estimates for the S&P 500 reflect meaningful deceleration from last year’s strong growth but remain ample with nearly 9% and 7.6% increases expected, respectively. Likewise, corporate stock buybacks remain active and well-financed. Money market fund balances are now $4.6 trillion and represent an additional source of potential liquidity. The more speculative parts of the equities market have tumbled precipitously, however, as the threat of rising interest rates reduces investors’ willingness to pay high multiples to revenue. Companies with rising labor costs as a percent of revenue also seem to be at risk, particularly in industries with lower profit margins and little pricing power. Alternatively, high-quality free cash flow yielding companies with high returns on invested capital appear likely to benefit on a relative and absolute basis.

Despite inflation and reduced policy support, consumers remain in a strong financial position. Employment data are robust and wage growth remains below the inflation rate. Though demand for products has eased, orders for consumer services appear to be gathering strength. Favorably, the unemployment rate has fallen to a post-pandemic low of 3.9% and state and local government coffers are full providing additional support to local economies. There is also some evidence of inventory levels normalizing. Rising oil prices, which act as a tax on consumers, and higher interest rates may moderate consumer demand and inflation. Capital expenditures continue to be firm in several industries and the recently enacted infrastructure bill will aid somewhat in the near term.

With high valuations, historically high-profit margins, and moderating demand, equities appear, at the margin, to be the better alternative to fixed-income investments. However, more dangerous virus variants, policy errors, and geopolitical events can derail the advance for equities and the economy. In sum, we are hopeful that underlying growth can be sustained with diminishing inflation over time, though acknowledge long term equity returns may be restrained by recent strong performance.

By Order of the Board of Directors,

Jeffrey W. Priest

President and Chief Executive Officer

January 26, 2022

THE COMPANY

General American Investors

Corporate Overview

General American Investors, established in 1927, is one of the nation’s oldest closed-end investment companies. It is an independent organization that is internally managed. For regulatory purposes, the Company is classified as a diversified, closed-end management investment company; it is registered under and subject to the Investment Company Act of 1940 and Sub-Chapter M of the Internal Revenue Code.

Investment Policy

The primary objective of the Company is long-term capital appreciation. Lesser emphasis is placed on current income. In seeking to achieve its primary objective, the Company invests principally in common stocks believed by its management to have better than average growth potential.

The Company’s investment approach focuses on the selection of individual stocks, each of which is expected to meet a clearly defined portfolio objective. A continuous investment research program, which stresses fundamental security analysis, is carried on by the officers and staff of the Company under the oversight of the Board of Directors. The Directors have a broad range of experience in business and financial affairs.

Portfolio Manager

Mr. Jeffrey W. Priest, has been President of the Company since February 1, 2012 and has been responsible for the management of the Company since January 1, 2013 when he was appointed Chief Executive Officer and Portfolio Manager. Mr. Priest joined the Company in 2010 as a senior investment analyst and has spent his entire 35-year business career on Wall Street. Mr. Priest succeeds Mr. Spencer Davidson who served as Chief Executive Officer and Portfolio Manager from 1995 through 2012.

“GAM” Common Stock

As a closed-end investment company, the Company does not offer its shares continuously. The Common Stock is listed on The New York Stock Exchange (symbol, GAM) and can be bought or sold in the same manner as all listed stocks. Net asset value is computed and published on the Company’s website daily (on an unaudited basis). It is also available on most electronic quotation services using the symbol “XGAMX.” Net asset value per share (NAV), market price, and the discount or premium from NAV as of the close of each week, is published in Barron’s and The Wall Street Journal, Monday edition.

Shares of the Company usually sell at a discount to NAV, as do the shares of most other domestic equity closed-end investment companies.

Since March 1995, the Board of Directors has authorized the repurchase of Common Stock in the open market when the shares trade at a discount to NAV of at least 8%. To date, 31,025,734 shares have been repurchased.

“GAM Pr B”
Preferred
Stock

On September 24, 2003, the Company issued and sold in an underwritten offering 8,000,000 shares of its 5.95% Cumulative Preferred Stock, Series B with a liquidation preference of $25 per share ($200,000,000 in the aggregate). The Preferred Shares are rated “A1” by Moody’s Investors Service, Inc. and are listed and traded on The New York Stock Exchange (symbol, GAM Pr B). The Preferred Shares are available to leverage the investment performance of the Common Stockholders; higher market volatility for the Common Stockholders may result.

The Board of Directors authorized the repurchase of up to 1 million Preferred Shares in the open market at prices below $25 per share. To date, 395,313 shares have been repurchased.

THE COMPANY

General American Investors

Dividend
and
Distribution
Policy

The Company’s dividend and distribution policy is to pay to stockholders before year-end substantially all ordinary income estimated for the full year and capital gains realized during the ten-month period ended October 31 of that year. If any additional capital gains are realized and available or ordinary income is earned during the last two months of the year, a “spill-over” distribution of these amounts may be paid. Dividends and distributions on shares of Preferred Stock are paid quarterly. Distributions from capital gains and dividends from ordinary income are allocated proportionately among holders of shares of Common Stock and Preferred Stock.

Dividends from income have been paid continuously on the Common Stock since 1939 and capital gain distributions in varying amounts have been paid for each of the years 1943-2021 (except for the year 1974). (A table listing dividends and distributions paid during the 10-year period 2012-2021 is shown at the bottom of page 5.) To the extent that shares can be issued, dividends and distributions are paid to Common Stockholders in additional shares of Common Stock unless the stockholder specifically requests payment in cash.

Proxy Voting
Policies,
Procedures
and Record

The policies and procedures used by the Company to determine how to vote proxies relating to portfolio securities and the Company’s proxy voting record for the 12-month period ended June 30, 2021 are available: (1) without charge, upon request, by calling the Company at its toll-free number (1-800-436-8401), (2) on the Company’s website at www.generalamericaninvestors.com and (3) on the Securities and Exchange Commission’s website at www.sec.gov.

Direct
Registration

The Company makes available direct registration for its Common Shareholders. Direct registration, an element of the Investors Choice Plan administered by our transfer agent, is a system that allows for book-entry ownership and electronic transfer of our Common Shares. Accordingly, when Common Shareholders, who hold their shares directly, receive new shares resulting from a purchase, transfer or dividend payment, they will receive a statement showing the credit of the new shares as well as their Plan account and certificated share balances. A brochure which describes the features and benefits of the Investors Choice Plan, including the ability of shareholders to deposit certificates with our transfer agent, can be obtained by calling American Stock Transfer & Trust Company at 1-800-413-5499, calling the Company at 1-800-436-8401 or visiting our website: www.generalamericaninvestors.com - click on Distributions & Reports, then Report Downloads.

Privacy
Policy and
Practices

The Company’s transfer agent collects nonpublic personal information about its direct stockholders with respect to their transactions in shares of the Company’s securities (those stockholders whose shares are registered directly in their names). This information includes the stockholder’s address, tax identification or Social Security number and dividend elections. We do not have knowledge of, nor do we collect personal information about, stockholders who hold the Company’s securities in “street name” registration.

We do not disclose any nonpublic personal information about our current or former stockholders to anyone, except as required by law. We restrict access to nonpublic personal information about our stockholders to those few employees who need to know that information to perform their responsibilities. We maintain safeguards to comply with federal standards to secure our stockholders’ information.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

General American Investors

T

he investment return for a Common Stockholder of General American Investors (GAM) over the 10 years ended December 31, 2021 is shown in the table and in the accompanying chart below. The return based on GAM’s net asset value (NAV) per Common Share in comparison to the change in the Standard & Poor’s 500 Stock Index (S&P 500) is also displayed. Each illustration assumes an investment of $10,000 at the beginning of 2012.

Stockholder Return is the return a Common Stockholder of GAM would have achieved assuming reinvestment of all dividends and distributions at the actual reinvestment price and of all cash dividends and distributions at the market price on the ex-dividend date.

Net Asset Value (NAV) Return is the return on shares of the Company’s Common Stock based on the NAV per share, including the reinvestment of all dividends and distributions at the reinvestment prices indicated above.

Standard & Poor’s 500 Return is the total rate of return on this widely-recognized, unmanaged index which is a measure of general stock market performance, including dividend income.

Past performance may not be indicative of future results.

The following tables and graph do not reflect the deduction of taxes that a stockholder would pay on Company distributions or the sale of Company shares.

	GENERAL AMERICAN INVESTORS				STANDARD & POOR’S 500
	Stockholder Return		Net Asset Value Return		Return
Year	Cumulative Investment	Annual Return	Cumulative Investment	Annual Return	Cumulative Investment	Annual Return
2012	$11,977	19.77%	$11,731	17.31%	$11,599	15.99%
2013	16,076	34.22	15,641	33.33	15,358	32.41
2014	17,574	9.32	16,651	6.46	17,461	13.69
2015	16,635	-5.34	16,392	-1.56	17,707	1.41
2016	17,898	7.59	17,978	9.68	19,828	11.98
2017	21,694	21.21	21,283	18.38	24,157	21.83
2018	19,553	-9.87	19,787	-7.03	23,099	-4.38
2019	27,675	41.54	26,726	35.07	30,373	31.49
2020	29,123	5.23	28,735	7.52	35,961	18.40
2021	37,324	28.16	37,037	28.89	46,285	28.71

10-YEAR INVESTMENT RESULTS
ASSUMING AN INITIAL INVESTMENT OF $10,000CUMULATIVE VALUE OF INVESTMENT

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE (UNAUDITED) - continued

General American Investors

During the year ended December 31, 2021, the Company performed approximately in-line with its benchmark, the Standard & Poor’s 500 Stock Index (S&P 500). On a net asset value basis, the Company’s return was 28.9% including reinvestment of dividends and distributions totaling $3.30 per share. On a market price per share basis, the return to our common shareholders was 28.2% including reinvestment of the same $3.30 per share of dividends and distributions while the S&P 500 returned 28.7% including income.

The returns noted above were realized in an environment of low interest rates, Federal Reserve Bank accommodation, and continued fiscal stimulus in response to the COVID-19 pandemic. Despite this backdrop, there were two periods of volatility that occurred, first, during the month of March and a second period that occurred intermittently throughout the last four months of the calendar year. These periods of volatility were relatively brief with new highs in the S&P 500 regularly occurring as upward price momentum continued.

As of December 31, 2021, the S&P 500 Index was comprised of 505 constituent companies with a median market capitalization of $34 billion per S&P Dow Jones Indices while the Company holds shares in 64 companies, including a money market fund to serve as liquidity, with a median market capitalization of approximately $60 billion. As a result, any overlap in portfolio positions between the Company and the benchmark is limited. Furthermore, the Company’s percentage ownership in a given portfolio position or the period of ownership of a particular position by the Company can result in additional variations between the Company and the benchmark. Lastly, in addition to the number of holdings and their market capitalization, there are several significant operational differences between the Company and the S&P 500:

•the Company incurs expenses (1.24% of average common net assets) to conduct its activities while the S&P 500 bears no expense burden,

•the Company maintains a level of liquidity to take advantage of market opportunities (8.8% of common net assets at year-end) while the S&P 500 remains fully invested, and

•the Company is modestly leveraged (14.8% relative to common net assets at year-end) while the S&P 500 is not.

The S&P 500 is comprised of eleven industry sector classifications as follows: Information Technology, Health Care, Consumer Discretionary, Financials, Communication Services, Industrials, Consumer Staples, Real Estate, Energy, Materials, and Utilities. Constituent companies are categorized within these eleven sectors. As a practical matter, the Company does not invest in all of eleven industry sectors at all times or at the same level as the S&P 500 asset allocation. Hence, performance differences naturally occur due to these investment and allocation decisions and are best evaluated at an industry sector level.

During 2021, the Company underperformed in two industry sectors (Consumer Discretionary and Financials) and outperformed in two other industry sectors (Health Care and Industrials). In the Consumer Discretionary sector, the Company underperformed due to not having a position in Tesla, Inc. Underperformance in the Financials sector was primarily the result of our allocation to insurance/re-insurance companies, limited exposure to banks, and virtually no exposure to other types of financial institutions such as securities brokers and asset managers. The Company outperformed in the Health Care sector due to its exposure to pharmaceutical and biotechnology companies and lack of exposure to health care providers or insurers. Outperformance in the Industrials sector was primarily the result of security selection and is primarily attributable to two positions – Republic Services, Inc. and Eaton Corporation plc. The Company views performance differences in the other seven industry sectors to be insignificant.

DIVIDENDS AND DISTRIBUTIONS PER COMMON SHARE (2012-2021)

The table below shows dividends and distributions on the Company’s Common Stock for the prior 10-year period. Amounts shown are based upon the year in which the income was earned, not the year paid. Spill-over payments made after year-end are attributable to income and gains earned in the prior year.

Earnings Source				Earnings Source
Year	Income	Short-Term Capital Gains	Long-Term Capital Gains	Year	Income	Short-Term Capital Gains	Long-Term Capital Gains
2012	$0.215	$0.015	$1.770	2017	$0.578	—	$3.012
2013	0.184	—	1.916	2018	0.294	—	1.956
2014	0.321	0.254	2.925	2019	0.388	—	2.062
2015	0.392	—	0.858	2020	0.147	—	2.603
2016	0.283	—	2.997	2021	0.463	—	3.087

The diversification of the Company’s net assets applicable to its Common Stock by industry group as of December 31, 2021 is as follows.

Industry Category	Cost (000)	Value (000)	% Common Net Assets*
Information Technology
Semiconductors & Semiconductor Equipment	$30,874	$122,518	9.5%
Software & Services	28,853	103,755	8.1
Technology, Hardware & Equipment	11,191	96,204	7.5
	70,918	322,477	25.1
Financials
Banks	3,240	29,562	2.3
Diversified Financials	9,499	82,783	6.5
Insurance	32,482	108,373	8.4
	45,221	220,718	17.2
Consumer Discretionary
Retailing	63,062	170,097	13.3

Communication Services
Media & Entertainment	57,534	132,816	10.4
Telecommunication Services	27,258	27,597	2.1
	84,792	160,413	12.5
Consumer Staples
Food, Beverage & Tobacco	15,323	69,774	5.5
Food & Staples Retailing	14,333	43,854	3.4
Household & Personal Products	15,024	28,393	2.2
	44,680	142,021	11.1
Industrials
Capital Goods	17,273	40,315	3.1
Commercial & Professional Services	7,347	73,197	5.7
Transportation	9,143	9,746	0.8
	33,763	123,258	9.6
Health Care
Health Care Equipment and Services	5,079	8,726	0.7
Pharmaceuticals, Biotechnology & Life Sciences	55,335	101,506	7.9
	60,414	110,232	8.6

Materials	45,297	55,701	4.3
Energy	27,121	43,721	3.4
Miscellaneous**	17,481	16,316	1.3
	492,749	1,364,954	106.4
Short-Term Securities	112,760	112,760	8.8
Total Investments	$605,509	1,477,714	115.2
Liabilities in Excess of Other Assets		(4,808)	(0.4)
Preferred Stock		(190,117)	(14.8)
Net Assets Applicable to Common Stock		$1,282,789	100.0%

*Net Assets applicable to the Company’s Common Stock

**Securities which have been held for less than one year, not previously disclosed, and not restricted.

PORTFOLIO DIVERSIFICATION (UNAUDITED)

General American Investors

(see notes to financial statements)

MAJOR STOCK CHANGES(a): THREE MONTHS ENDED DECEMBER 31, 2021 (UNAUDITED)

General American Investors

		Net Shares Transacted	Shares Held
Increases:
New Positions	Alamos Gold Inc. - Class A	886,620	1,733,042	(b)
	Dufry AG	144,279	144,279
	Dufry AG ADR	77,584	77,584
	GXO Logistics, Inc.	57,300	107,300	(b)
	Venator Materials PLC	100,000	874,076	(b)

Additions	Agnico Eagle Mines Limited	117,587	285,141
	AIXTRON SE	100,000	433,364
	Amazon.com, Inc.	1,500	16,000
	Angi Inc.	200,000	1,002,225
	Arch Capital Group Ltd.	80,631	937,459
	Cisco Systems, Inc.	18,000	543,000
	Energy Transfer LP	150,000	1,320,030
	Expedia Group, Inc.	7,000	89,065
	Gilead Sciences, Inc.	200	101,100
	Paratek Pharmaceuticals, Inc.	194,261	1,306,919
	Regeneron Pharmaceuticals, Inc.	14,075	30,076
	T-Mobile US, Inc.	10,000	237,950

Decreases:
Eliminations	Akamai Technologies, Inc	112,653	—
	Barrick Gold Corporation	380,300	—
	CDK Global, Inc.	63,575	—
	Danone	100,118	—
	Diageo plc ADR	25,000	—
	Otis Worldwide Corporation	159,085	—
	World Wrestling Entertainment, Inc. - Class A	133,000	—

Reductions	Applied Materials, Inc.	10,000	121,652
	ASML Holding N.V.	3,250	79,600
	Costco Wholesale Corporation	7,000	53,000
	Intra-Cellular Therapies, Inc.	67,365	283,439
	Liberty Broadband Corporation - Series C	5,000	97,768
	Merck & Co., Inc.	15,000	240,191
	salesforce.com, inc.	15,000	17,829
	Valneva SE	246,799	403,201

(a)Common shares unless otherwise noted.

(b)Shares purchased in prior period and previously carried under Common Stocks - Miscellaneous - Other.

(see notes to financial statements)

Ten largest investment holdings (UNAUDITED)

General American Investors

Listed below are the ten largest portfolio holdings of the Company, including a brief narrative, as of December 31, 2021.

	Shares	Value	% Common Net Assets
Microsoft Corporation Microsoft is a global provider of software, services and hardware devices. The company produces the Windows operating system, Office productivity suite, Azure public cloud service, and Xbox gaming console.	235,000	$79,035,200	6.2%
Alphabet Inc. - Class C Alphabet is a global technology firm with a dominant market share in internet search, online advertising, desktop and mobile operating systems, as well as a growing share of cloud computing platforms. Alphabet has a wide competitive moat, a strong business franchise, and potential growth catalysts.	26,500	76,680,135	6.0
Republic Services, Inc. Republic Services is a provider of non-hazardous, solid waste collection and disposal services in the U.S. The efficient operation of its routes and facilities combined with appropriate pricing enables Republic Services to generate significant free cash flow.	524,895	73,196,608	5.7
ASML Holding N.V. ASML is a global provider of lithography systems for the semiconductor industry, manufacturing highly complex equipment critical to the production of integrated circuits or microchips. ASML has established a dominant market share in next-generation lithography. ASML has strong growth prospects, margin leverage, and shareholder-friendly capital allocation.	79,600	63,372,744	4.9
Apple Inc. Apple designs, manufactures and markets smartphones, personal computers, tablets, wearables and accessories, and sells a variety of related services. The company’s growth prospects look favorable as the shift to mobile computing expands globally and as more products and services are added to the Apple ecosystem.	348,000	61,794,360	4.8
Berkshire Hathaway Inc. - Class A & B Shares (combined) Berkshire Hathaway is a holding company owning many subsidiaries mainly in the insurance, railroad, utility/energy, aerospace, manufacturing, retail, and finance industries. The company also holds various common stock investments. Berkshire is positioned to provide long term, relatively defensive returns due to its conservative balance sheet.	31,659	59,005,971	4.6
Amazon.com, Inc. Amazon.com is the world’s largest online retailer and cloud services provider. Amazon provides individual websites, software development centers, customer service centers and fulfillment centers all over the world.	16,000	53,349,440	4.2
Nestlé S.A. Nestlé is a global food company with a favorably-positioned product portfolio and a strong balance sheet. Market share, volume growth, pricing power, expense control, and capital management offer durable total return potential.	325,000	45,454,346	3.5
The Tjx Companies, Inc. Through its T.J. Maxx and Marshalls divisions, TJX is a leading off-price retailer. The continued growth of these divisions in the U.S. and Europe, along with expansion of related U.S. and foreign off-price formats, provide growth potential.	550,092	41,762,984	3.3
Arch Capital Group Ltd. Arch Capital generates premiums of approximately $12.0 billion and has a high quality balance sheet. The company’s management team exercises underwriting discipline, expense control, and capital management.	937,459	41,670,053	3.2
		$595,321,841	46.4%

statement of investments december 31, 2021

General American Investors

	Shares	Common Stocks		Value (Note 1a)
Communication Services (12.5%)	Media and Entertainment (10.4%)
	26,500	Alphabet Inc. - Class C (a)		$76,680,135
	1,002,225	Angi Inc. (a)		9,230,492
	97,768	Liberty Broadband Corporation - Series C (a)		15,750,425
	50,500	Meta Platforms, Inc. - Class A (a)		16,985,675
	91,478	The Walt Disney Company (a)		14,169,028
			(Cost $57,534,220)	132,815,755
	Telecommunication Services (2.1%)
	237,950	T-Mobile US, Inc. (a)	(Cost $27,257,944)	27,597,441
			(Cost $84,792,164)	160,413,196

Consumer Discretionary (13.3%)	Retailing (13.3%)
	47,761	Advance Auto Parts, Inc.		11,456,909
	16,000	Amazon.com, Inc. (a)		53,349,440
	4,000	Booking Holdings Inc. (a)		9,596,920
	144,279	Dufry AG (a) (Switzerland)		7,149,031
	77,584	Dufry AG ADR (a) (Switzerland)		378,998
	89,065	Expedia Group, Inc. (a)		16,095,827
	130,951	Target Corporation		30,307,299
	550,092	The TJX Companies, Inc.		41,762,984
			(Cost $63,062,415)	170,097,408

Consumer Staples (11.1%)	Food, Beverage and Tobacco (5.5%)
	325,000	Nestlé S.A. (Switzerland)		45,454,346
	140,000	PepsiCo, Inc.		24,319,400
			(Cost $15,322,831)	69,773,746
	Food and Staples Retailing (3.4%)
	53,000	Costco Wholesale Corporation		30,088,100
	95,140	Walmart Inc.		13,765,806
			(Cost $14,332,606)	43,853,906
	Household and Personal Products (2.2%)
	530,000	Unilever PLC (Netherlands/United Kingdom)	(Cost $15,024,215)	28,393,213
			(Cost $44,679,652)	142,020,865

Energy (3.4%)	644,230	Cameco Corporation (Canada)		14,050,656
	101,991	Chevron Corporation		11,968,644
	1,320,030	Energy Transfer LP		10,863,847
	3,830,440	Gulf Coast Ultra Deep Royalty Trust		61,287
	296,300	Halliburton Company		6,776,381
			(Cost $27,121,339)	43,720,815

Financials (17.2%)	Banks (2.3%)
	80,000	JPMorgan Chase & Co.		12,668,000
	110,000	M&T Bank Corporation		16,893,800
			(Cost $3,239,993)	29,561,800
	Diversified Financials (6.5%)
	110	Berkshire Hathaway Inc. - Class A (a)(b)		49,572,820
	31,549	Berkshire Hathaway Inc. - Class B (a)		9,433,151
	243,415	Nelnet, Inc. - Class A		23,776,777
			(Cost $9,498,918)	82,782,748

statement of investments december 31, 2021 - continued

General American Investors

	Shares	Common Stocks (continued)		Value (Note 1a)
Financials (17.2%) (continued)	Insurance (8.4%)
	937,459	Arch Capital Group Ltd. (a) (Bermuda)		$41,670,053
	250,000	Axis Capital Holdings Limited (Bermuda)		13,617,500
	121,500	Everest Re Group, Ltd. (Bermuda)		33,281,280
	316,927	MetLife, Inc.		19,804,768
			(Cost $32,482,018)	108,373,601
			(Cost $45,220,929)	220,718,149

Health Care	Health Care Equipment and Services (0.7%)
(8.6%)	62,000	Abbott Laboratories	(Cost $5,079,301)	8,725,880
	Pharmaceuticals, Biotechnology and Life Sciences (7.9%)
	101,100	Gilead Sciences, Inc.		7,340,871
	283,439	Intra-Cellular Therapies, Inc. (a)		14,835,197
	240,191	Merck & Co., Inc.		18,408,238
	1,306,919	Paratek Pharmaceuticals, Inc. (a)		5,868,066
	345,808	Pfizer Inc.		20,419,962
	30,076	Regeneron Pharmaceuticals, Inc. (a)		18,993,596
	403,201	Valneva SE (a) (France)		11,246,583
	1,877,497	VBI Vaccines, Inc. (a) (Canada)		4,393,343
			(Cost $55,335,098)	101,505,856
			(Cost $60,414,399)	110,231,736

Industrials (9.6%)	Capital Goods (3.1%)
	146,131	Eaton Corporation plc (Ireland)		25,254,359
	175,000	Raytheon Technologies Corporation		15,060,500
			(Cost $17,272,798)	40,314,859
	Commercial and Professional Services (5.7%)
	524,895	Republic Services, Inc.	(Cost $7,346,689)	73,196,608
	Transportation (0.8%)
	107,300	GXO Logistics, Inc. (a)	(Cost $9,142,849)	9,746,059
			(Cost $33,762,336)	123,257,526

Information Technology (25.1%)	Semiconductors and Semiconductor Equipment (9.5%)
	433,364	AIXTRON SE (Germany)		8,816,785
	121,652	Applied Materials, Inc.		19,143,159
	79,600	ASML Holding N.V. (Netherlands)		63,372,744
	30,000	Broadcom Inc.		19,962,300
	68,009	Universal Display Corporation		11,223,525
			(Cost $30,873,755)	122,518,513
	Software and Services (8.1%)
	137,500	Fiserv, Inc. (a)		14,271,125
	235,000	Microsoft Corporation		79,035,200
	17,829	salesforce.com, inc. (a)		4,530,884
	11,000	Tyler Technologies, Inc. (a)		5,917,450
			(Cost $28,853,491)	103,754,659
	Technology, Hardware and Equipment (7.5%)
	348,000	Apple Inc.		61,794,360
	543,000	Cisco Systems, Inc.		34,409,910
			(Cost $11,190,868)	96,204,270
			(Cost $70,918,114)	322,477,442

statement of investments december 31, 2021 - continued

General American Investors

	Shares	Common Stocks (continued)		Value (Note 1a)
Materials (4.3%)	285,141	Agnico Eagle Mines Limited (Canada)		$15,152,393
	1,733,042	Alamos Gold Inc. - Class A (Canada)		13,327,093
	669,669	Cleveland-Cliffs Inc. (a)		14,578,694
	37,652	Rogers Corporation (a)		10,278,996
	874,076	Venator Materials PLC (a) (United Kingdom)		2,220,153
			(Cost $44,942,052)	55,557,329

Miscellanous (1.3%)	673,238	Other (c)	(Cost $17,480,633)	16,315,893

		TOTAL COMMON STOCKS (106.4%)	(Cost $492,394,033)	1,364,810,359

		Options (a)
Call	Contracts (100 shares each)	Company/Expiration Date/Exercise Price/Notional
Materials (0.0%)	2,000	Vale S.A. /January 21, 2022/$15/$3,000,000		28,000
	1,868	Vale S.A. /March 18, 2022/$15/$2,802,000		115,816
			(Cost $355,007)	143,816

	Shares	Short-Term Security and Other Assets
	112,759,523	State Street Institutional Treasury Plus Money Market Fund, Trust Class, 0.01% (d) (8.8%)	(Cost $112,759,523)	112,759,523

TOTAL INVESTMENTS (e) (115.2%)			(Cost $605,508,563)	1,477,713,698
Liabilities in excess of other assets (-0.4%)				(4,807,859)
				1,472,905,839
PREFERRED STOCK (-14.8%)				(190,117,175)
NET ASSETS APPLICABLE TO COMMON STOCK (100%)				$1,282,788,664

ADR - American Depository Receipt

(a)Non-income producing security.

(b)50 shares of 110 total shares held as collateral for options written.

(c)Securities which have been held for less than one year, not previously disclosed, and not restricted.

(d)7-day yield.

(e)At December 31, 2021, the cost of investments and derivatives for Federal income tax purposes was $605,872,576; aggregate gross unrealized appreciation was $886,503,741; aggregate gross unrealized depreciation was $14,647,012; and net unrealized appreciation was $871,856,729.

STATEMENT OF OPTIONS WRITTEN DECEMBER 31, 2021

Call	Contracts (100 shares each)	Company/Expiration Date/Exercise Price/Notional	Premiums Received*	Value (Note 1a)
Pharmaceuticals, Biotechnology and Life Sciences (0.0%)	395	Pfizer Inc./January 7, 2022/$58/$2,291,000	$80,782	$65,175

*The maximum cash outlay if all options are exercised is $2,291,000.

(see notes to financial statements)

Statement of Assets and liabilities

General American Investors

Assets	December 31, 2021
Investments, at Value (Note 1a)
Common stocks (cost $492,394,033)	$1,364,810,359
Purchased options (cost $355,007; note 4)	143,816
Money market fund (cost $112,759,523)	112,759,523
Total investments (cost $605,508,563)	1,477,713,698
Other Assets
Dividends, interest and other receivables	1,646,492
Present value of future office lease payments (note 8)	4,029,296
Qualified pension plan asset, net excess funded (note 7)	9,765,102
Prepaid expenses, fixed assets, and other assets	3,647,920
Total Assets	1,496,802,508

Liabilities
Accrued compensation payable to officers and employees	2,462,000
Payable for securities purchased	2,653,749
Outstanding options written, at value (premiums received $80,782; note 4)	65,175
Accrued Preferred Stock dividend not yet declared	219,955
Present value of future office lease payments (note 8)	4,029,296
Accrued supplemental pension plan liability (note 7)	6,542,647
Accrued supplemental thrift plan liability (note 7)	6,989,168
Accrued expenses and other liabilities	934,679
Total Liabilities	23,896,669

5.95% CUMULATIVE PREFERRED STOCK, SERIES B - 7,604,687 shares at a liquidation value of $25 per share (note 5)	190,117,175
NET ASSETS APPLICABLE TO COMMON STOCK - 24,392,134 shares (note 5)	$1,282,788,664

NET ASSET VALUE PER COMMON SHARE	$52.59

Net Assets Applicable to Common Stock
Common Stock, 24,392,134 shares at par value (note 5)	$24,392,134
Additional paid-in capital (note 5)	376,071,404
Unallocated distributions on Preferred Stock	(219,955)
Total distributable earnings (note 5)	881,154,970
Accumulated other comprehensive income (note 7)	1,390,111
NET ASSETS APPLICABLE TO COMMON STOCK	$1,282,788,664

(see notes to financial statements)

Statement of operations

General American Investors

Income	Year Ended December 31, 2021
Dividends (net of foreign withholding taxes of $328,047)	$15,342,958
Interest	11,712
Total Income	15,354,670

Expenses
Investment research	8,994,844
Administration and operations	3,641,440
Office space and general	998,782
Transfer agent, custodian, and registrar fees and expenses	343,169
Directors’ fees and expenses	239,250
Auditing and legal fees	314,497
State and local taxes	162,001
Stockholders’ meeting and reports	97,999
Total Expenses	14,791,982
Net Investment Income	562,688

Net Realized Gain (Loss) and Change in Unrealized Appreciation on Investments (Notes 1, 3 and 4)
Net realized gain (loss) on investments:
Common stocks	90,425,148
Purchased options	(210,791)
Written options	2,381,374
92,595,731
Net increase in unrealized appreciation:
Common stocks	199,271,421
Purchased options	273,484
Written options	907,573
200,452,478
Gains and Appreciation on Investments	293,048,209
Net Investment Income, Gains, and Appreciation on Investments	293,610,897
Distributions to Preferred Stockholders	(11,311,972)
Increase in Net Assets Resulting from Operations	$282,298,925

(see notes to financial statements)

Statements of Changes In Net Assets

General American Investors

	Year Ended December 31,
Operations	2021	2020
Net investment income	$562,688	$3,134,606
Net realized gain on investments	92,595,731	74,962,718
Net increase (decrease) in unrealized appreciation	200,452,478	(1,125,262)
	293,610,897	76,972,062
Distributions to Preferred Stockholders	(11,311,972)	(11,311,972)
Increase in Net Assets Resulting from Operations	282,298,925	65,660,090

Other Comprehensive Income - Funded Status of Defined Benefit Plans (Note 7)	4,775,994	803,084
Distributions to Common Stockholders	(78,805,645)	(60,588,552)

Capital Share Transactions (Note 5)
Value of Common Shares issued in payment of dividends and distributions	27,517,502	26,713,960
Cost of Common Shares purchased	(40,969,175)	(26,315,133)
Increase (Decrease) in Net Assets - Capital Transactions	(13,451,673)	398,827
Net Increase in Net Assets	194,817,601	6,273,449

Net Assets Applicable to Common Stock
Beginning of Year	1,087,971,063	1,081,697,614
End of Year	$1,282,788,664	$1,087,971,063

(see notes to financial statements)

FINANCIAL HIGHLIGHTS

General American Investors

The following table shows per share operating performance data, total investment return, ratios, and supplemental data for each year in the five-year period ended December 31, 2021. This information has been derived from information contained in the financial statements and market price data for the Company’s shares.

	2021	2020	2019	2018	2017
Per Share Operating Performance
Net asset value, beginning of year	$44.00	$43.70	$34.51	$40.47	$37.56
Net investment income	0.02	0.13	0.33	0.31	0.32
Net gain (loss) on common stocks, options and other realized and unrealized	12.14	3.10	11.78	(3.03)	6.23
Other comprehensive income (loss)	0.20	0.03	(0.01)	(0.05)	0.08
	12.36	3.26	12.10	(2.77)	6.63
Distributions on Preferred Stock:
Dividends from net investment income	(0.06)	(0.03)	(0.07)	(0.06)	(0.04)
Distributions from net capital gains	(0.41)	(0.43)	(0.39)	(0.38)	(0.39)
	(0.47)	(0.46)	(0.46)	(0.44)	(0.43)
Total from investment operations	11.89	2.80	11.64	(3.21)	6.20
Distributions on Common Stock:
Dividends from net investment income	(0.46)	(0.15)	(0.39)	(0.29)	(0.30)
Distributions from net capital gains	(2.84)	(2.35)	(2.06)	(2.46)	(2.99)
	(3.30)	(2.50)	(2.45)	(2.75)	(3.29)
Net asset value, end of year	$52.59	$44.00	$43.70	$34.51	$40.47
Per share market value, end of year	$44.20	$37.19	$37.74	$28.44	$34.40

Total Investment Return
Stockholder return, based on market price per share	28.16%	5.23%	41.54%	(9.87)%	21.21%
Ratios and Supplemental Data
Net assets applicable to Common Stock end of year (000’s omitted)	$1,282,789	$1,087,971	$1,081,698	$896,789	$1,070,483
Ratio of expenses to average net assets applicable to Common Stock	1.24%	1.22%	1.28%	1.20%	1.28%
Ratio of net income to average net assets applicable to Common Stock	0.05%	0.32%	0.81%	0.78%	0.79%
Portfolio turnover rate	24.74%	19.33%	17.76%	23.00%	19.58%

Preferred Stock
Liquidation value, end of year (000’s omitted)	$190,117	$190,117	$190,117	$190,117	$190,117
Asset coverage	775%	672%	669%	572%	663%
Asset coverage per share	$193.68	$168.07	$167.24	$142.93	$165.77
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00
Market value per share	$26.86	$27.50	$27.60	$25.72	$26.59

(see notes to financial statements)

NOTES TO FINANCIAL STATEMENTS

General American Investors

1. SIGNIFICANT ACCOUNTING POLICIES AND OTHER MATTERS

General American Investors Company, Inc. (the “Company”), established in 1927, is registered under the Investment Company Act of 1940 as a closed-end, diversified management investment company. It is internally managed by its officers under the direction of the Board of Directors.

The accompanying financial statements have been prepared in accordance with United States generally accepted accounting principles (“U.S. GAAP”) pursuant to the requirements for reporting; Accounting Standards Codification 946, Financial Services - Investment Companies (“ASC 946”), and Regulation S-X.

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income, expenses, and gains and losses during the reported period. Changes in the economic environment, financial markets, and any other parameters used in determining these estimates could cause actual results to differ, and these differences could be material.

a.Security Valuation Equity securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the period. Equity securities reported on the NASDAQ national market are valued at the official closing price on that day. Listed and NASDAQ equity securities for which no sales are reported on that day and other securities traded in the over-the-counter market are valued at the last bid price (asked price for options written) on the valuation date. Equity securities traded primarily in foreign markets are valued at the closing price of such securities on their respective exchanges or markets. Corporate debt securities, domestic and foreign, are generally traded in the over-the-counter market rather than on a securities exchange. The Company utilizes the latest bid prices provided by independent dealers and information with respect to transactions in such securities to determine current market value. If, after the close of foreign markets, conditions change significantly, the price of certain foreign securities may be adjusted to reflect fair value as of the time of the valuation of the portfolio. Investments in money market funds are valued at their net asset value. Special holdings (restricted securities) and other securities for which quotations are not readily available are valued at fair value determined in good faith pursuant to specific procedures appropriate to each security as established by and under the general supervision of the Board of Directors. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the price used by other investors or the price that may be realized upon the actual sale of the security.

b.Options The Company may purchase and write (sell) put and call options. The Company purchases put options or writes call options to hedge the value of portfolio investments while it purchases call options and writes put options to obtain equity market exposure. The risk associated with purchasing an option is that the Company pays a premium whether or not the option is exercised. Additionally, the Company bears the risk of loss of the premium and a change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums received from writing options are reported as a liability on the Statement of Assets and Liabilities. Those that expire unexercised are treated by the Company on the expiration date as realized gains on written option transactions in the Statement of Operations. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss on written option transactions in the Statement of Operations. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss on investments in the Statement of Operations. If a written put option is exercised, the premium reduces the cost basis of the securities purchased by the Company and is parenthetically disclosed on the Statement of Assets and Liabilities. The Company as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 4 for option activity.

c.Securities Transactions and Investment Income Securities transactions are recorded as of the trade date. Realized gains and losses are determined on the specific identification method. Dividend income and distributions to stockholders are recorded as of the ex-dividend dates. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and is recognized on the accrual basis. Cost of short-term investments represents amortized cost.

d.Foreign Currency Translation and Transactions Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies versus U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Company’s Board of Directors. The Company does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. These changes are combined and included in net realized and unrealized gain or loss on the Statement of Operations.

NOTES TO FINANCIAL STATEMENTS

General American Investors

NOTES TO FINANCIAL STATEMENTS - continued

General American Investors

Realized foreign exchange gains or losses may also arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses may also arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the possibility of political or economic instability or the level of governmental supervision and regulation of foreign securities markets.

e.Dividends and Distributions The Company expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually to common shareholders and quarterly to preferred shareholders. Dividends and distributions to common and preferred shareholders, which are determined in accordance with Federal income tax regulations are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified to paid-in capital as they arise.

f.Federal Income Taxes The Company’s policy is to fulfill the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to its stockholders. Accordingly, no provision for Federal income taxes is required. In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Company’s tax positions taken or expected to be taken on Federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Company’s financial statements.

g.Contingent Liabilities Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of a matter that are reasonably estimable and, if so, they are included in the accrual.

h.Indemnifications In the ordinary course of business, the Company enters into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these indemnification provisions and expects any future risk of loss thereunder to be remote.

i.Coronavirus Pandemic The Coronavirus (COVID-19) pandemic has caused significant humanitarian and economic disruption both nationally and internationally for approximately two years. For the most part, governments worldwide have responded with significant fiscal and monetary stimulus to offset the decline in commercial activity. Multiple vaccines and improved treatments have been developed and administered to those seeking immunization or requiring medical intervention with the goal of reducing the impact of the virus. Increased market volatility has occurred during the year as a result of the discovery and spread of variants in the virus. This may continue prospectively. The Company adopted a telecommuting (i.e., work from home) posture in response but, otherwise continues to operate without significant adverse impact.

2. FAIR VALUE MEASUREMENTS

Various data inputs are used in determining the value of the Company’s investments. These inputs are summarized in a hierarchy consisting of the three broad levels listed below:

Level 1 - quoted prices in active markets for identical securities (including money market funds which are valued at net asset value, typically $1 per share),

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, etc.), and

Level 3 - significant unobservable inputs (including assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Company’s net assets as of December 31, 2021:

Assets	Level 1	Level 2	Level 3	Total
Common stocks	$1,364,810,359	—	—	$1,364,810,359
Purchased options	143,816	—	—	143,816
Money market fund	112,759,523	—	—	112,759,523
Total	$1,477,713,698	—	—	$1,477,713,698

Liabilities
Options written	$65,175	—	—	$65,175

No transfers among levels occurred during the year ended December 31, 2021.

1. SIGNIFICANT ACCOUNTING POLICIES AND OTHER MATTERS - (continued)

NOTES TO FINANCIAL STATEMENTS

General American Investors

NOTES TO FINANCIAL STATEMENTS - continued

General American Investors

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (other than short-term securities and options) during 2021 amounted to $305,473,211 and $322,973,489, on long transactions, respectively.

4. OPTIONS

The level of activity in purchased and written options varies from year-to-year based upon market conditions. Transactions in purchased call and put options, as well as written covered call options and collateralized put options during the year ended December 31, 2021 were as follows:

Purchased Options	Calls		Puts
	Contracts	Cost Basis	Contracts	Cost Basis
Outstanding, December 31, 2020	—	—	200	$484,675
Purchased	6,673	$753,339	2,600	1,016,079
Exercised	(1,623)	(315,029)	(1,100)	(896,837)
Expired	(1,182)	(83,303)	(1,700)	(603,917)
Outstanding, December 31, 2021	3,868	$355,007	—	$—

Written Options	Covered Calls		Collateralized Puts
	Contracts	Premiums	Contracts	Premiums
Outstanding, December 31, 2020	200	$273,548	263	$48,156
Written	11,418	2,397,266	14,246	3,224,290
Terminated in closing purchase transaction	(8,619)	(1,450,655)	(12,738)	(2,772,180)
Assigned	(200)	(273,548)	(1,630)	(430,052)
Expired	(2,404)	(865,829)	(141)	(70,214)
Outstanding, December 31, 2021	395	$80,782	—	$—

5. CAPITAL STOCK AND DIVIDEND DISTRIBUTIONS

The authorized capital stock of the Company consists of 50,000,000 shares of Common Stock, $1.00 par value, and 10,000,000 shares of Preferred Stock, $1.00 par value. With respect to the Common Stock, 24,392,134 shares were issued and outstanding; 8,000,000 Preferred Shares were originally issued and 7,604,687 were outstanding on December 31, 2021.

On September 24, 2003, the Company issued and sold 8,000,000 shares of its 5.95% Cumulative Preferred Stock, Series B in an underwritten offering. The Preferred Shares were noncallable for the 5 year period ended September 24, 2008 and have a liquidation preference of $25.00 per share plus accumulated and unpaid dividends to the date of redemption.

On December 10, 2008, the Board of Directors authorized the repurchase of up to 1 million Preferred Shares in the open market at prices below $25.00 per share. This authorization has been renewed annually thereafter. To date, 395,313 shares have been repurchased.

The Company allocates distributions from net capital gains and other types of income proportionately among holders of shares of Common Stock and Preferred Stock. To the extent that dividends on the shares of Preferred Stock are not paid from net capital gains, they will be paid from investment company taxable income, or will represent a return of capital.

Under the Investment Company Act of 1940, the Company is required to maintain an asset coverage of at least 200% of the Preferred Stock. In addition, pursuant to Moody’s Investor Service, Inc. Rating Agency Guidelines, the Company is required to maintain a certain discounted asset coverage for its portfolio that equals or exceeds a Basic Maintenance Amount. If the Company fails to meet these requirements in the future and does not cure such failure, the Company may be required to redeem, in whole or in part, shares of Preferred Stock at a redemption price of $25.00 per share plus accumulated and unpaid dividends. In addition, failure to meet the foregoing asset coverage requirements could restrict the Company’s ability to pay dividends on shares of Common Stock and could lead to sales of portfolio securities at inopportune times.

The holders of Preferred Stock have voting rights equivalent to those of the holders of Common Stock (one vote per share) and, generally, vote together with the holders of Common Stock as a single class.

Holders of Preferred Stock will elect two members to the Company’s Board of Directors and the holders of Preferred and Common Stock, voting as a single class, will elect the remaining directors. If the Company fails to pay dividends on the Preferred Stock in an amount equal to two full years’ dividends, the holders of Preferred Stock will have the right to elect a majority of the directors. In addition, the Investment Company Act of 1940 requires that approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Stock and (b) take any action requiring a vote of security holders, including, among other things, changes in the Company’s subclassification as a closed-end investment company or changes in its fundamental investment policies.

NOTES TO FINANCIAL STATEMENTS

General American Investors

NOTES TO FINANCIAL STATEMENTS - continued

General American Investors

The Company presents its Preferred Stock, for which its redemption is outside of the Company’s control, outside of the net assets applicable to Common Stock in the Statement of Assets and Liabilities.

Transactions in Common Stock during 2021 and 2020 were as follows:

	Shares		Amount
	2021	2020	2021	2020
Par value of Shares issued in payment of dividends and distributions (issued from treasury)	644,438	725,430	$644,438	$725,430
Increase in paid-in capital	—	—	26,873,065	25,988,530
Total increase	644,438	725,430	27,517,503	26,713,960
Par value of Shares purchased (at an average discount from net asset value of 15.1% and 16.5%, respectively)	(980,510)	(750,415)	(980,510)	(750,415)
Decrease in paid-in capital	—	—	(39,988,665)	(25,564,718)
Total decrease	(980,510)	(750,415)	(40,969,175)	(26,315,133)
Net increase (decrease)	(336,072)	(24,985)	$(13,451,672)	$398,827

At December 31, 2021, the Company held in its treasury 7,588,738 shares of Common Stock with an aggregate cost of $265,803,908.

The tax basis distributions during the year ended December 31, 2021 are as follows: ordinary distributions of $12,422,208 and net capital gains distributions of $77,695,409. As of December 31, 2021, distributable earnings on a tax basis totaled $888,297,456 consisting of $16,463,026 from undistributed net capital gains and $871,834,430 from net unrealized appreciation on investments. Reclassifications arising from permanent “book/tax” difference reflect non-tax deductible expenses during the year ended December 31, 2021. As a result, additional paid-in capital was decreased by $1,500,000 and total distributable earnings was increased by $1,500,000. Net assets were not affected by this reclassification. As of December 31, 2021, the Company had wash loss deferrals of $364,013 and straddle loss deferrals of $2,406,207.

6. OFFICERS’ COMPENSATION

The aggregate compensation accrued and paid by the Company during the year ended December 31, 2021 to its officers (identified on page 28) amounted to $7,776,000 of which $2,400,000 was payable as of year end.

7. BENEFIT PLANS

The Company has funded (qualified) and unfunded (supplemental) defined contribution thrift plans that are available to its employees. The aggregate cost of such plans for 2021 was $1,911,396. The qualified thrift plan acquired 52,760 shares in the open market of the Company’s Common Stock during the year ended December 31, 2021. It held 560,205 shares of the Company’s Common Stock at December 31, 2021.

The Company also has both funded (qualified) and unfunded (supplemental) noncontributory defined benefit pension plans that cover its employees. The pension plans provide a defined benefit based on years of service and final average salary with an offset for a portion of Social Security covered compensation. The investment policy of the pension plan is to invest not less than 80% of its assets, under ordinary conditions, in equity securities and the balance in fixed income securities. The investment strategy is to invest in a portfolio of diversified registered investment funds (open-end and exchange traded) and an unregistered partnership. Open-end funds and the unregistered partnership are valued at net asset value based upon the fair market value of the underlying investment portfolios. Exchange traded funds are valued based upon their closing market price.

The Company recognizes the overfunded or underfunded status of a defined benefit postretirement plan as an asset or liability in the Statement of Assets and Liabilities and recognizes changes in funded status in the year in which the changes occur through other comprehensive income.

5. Capital Stock and Dividend Distributions - (continued)

NOTES TO FINANCIAL STATEMENTS

General American Investors

NOTES TO FINANCIAL STATEMENTS - continued

General American Investors

7. BENEFIT PLANS - (continued)

OBLIGATIONS AND FUNDED STATUS OF DEFINED BENEFIT PLANS:	December 31, 2021 (Measurement Date)
	Qualified Plan	Supplemental Plan	Total
CHANGE IN BENEFIT OBLIGATION:
Benefit obligation at beginning of year	$22,505,285	$6,797,698	$29,302,983
Service Cost	547,184	187,469	734,653
Interest cost	564,942	168,207	733,149
Benefits paid	(987,279)	(293,095)	(1,280,374)
Actuarial (gain)/loss	(541,408)	(317,632)	(859,040)
Projected benefit obligation at end of year	22,088,724	6,542,647	28,631,371
CHANGE IN PLAN ASSETS:
Fair value of plan assets at beginning of year	27,843,374	—	27,843,374
Actual return on plan assets	4,997,731	—	4,997,731
Employer contributions	—	293,095	293,095
Benefits paid	(987,279)	(293,095)	(1,280,374)
Fair value of plan assets at end of year	31,853,826	—	31,853,826
FUNDED STATUS AT END OF YEAR	9,765,102	(6,542,647)	3,222,455
Accumulated benefit obligation at end of year	$21,351,524	$6,423,318	$27,774,842

WEIGHTED-AVERAGE ASSUMPTIONS USED TO DETERMINE OBLIGATION AT YEAR END:

Discount rate: 2.82%

Salary scale assumption: 2.50%

Mortality: Pri-2012 mortality table / MP-2021 projection scale with white collar adjustment

	Before	Adjustments	After
CHANGE IN FUNDED STATUS:
Noncurrent benefit asset - qualified plan	$5,338,089	$4,427,013	$9,765,102

LIABILITIES:
Current benefit liability - supplemental plan	$(277,435)	$1,468	$(275,967)
Noncurrent benefit liability - supplemental plan	(6,520,263)	253,583	(6,266,680)

AMOUNTS RECOGNIZED IN ACCUMULATED OTHER COMPREHENSIVE (INCOME) LOSS CONSIST OF:
Net actuarial (gain)/loss	$3,385,883	$(4,775,994)	$(1,390,111)
ACCUMULATED OTHER COMPREHENSIVE (INCOME) LOSS	$3,385,883	$(4,775,994)	$(1,390,111)

WEIGHTED-AVERAGE ASSUMPTIONS TO DETERMINE NET PERIODIC BENEFIT COST DURING YEAR:

Discount rate: 2.45%

Expected return on plan assets**: 7.5% for Qualified Plan; N/A for Supplemental Plan

Salary scale assumption: 4.50% for NHCE* and 2.75% for HCE*

Mortality: Pri-2012 Mortality Table/MP-2020 Projection Scale with white collar adjustment

*NHCE - Non-Highly Compensated Employee; HCE - Highly Compensated Employee.
**Determined based upon a discount to the long-term average historical performance of the plan.

	Qualified Plan	Supplemental Plan	Total
COMPONENTS OF NET PERIODIC BENEFIT COST:
Service cost	$547,184	$187,469	$734,653
Interest cost	564,942	168,207	733,149
Expected return on plan assets	(1,726,100)	—	(1,726,100)
Amortization of:
Recognized net actuarial loss	497,950	147,374	645,324
Net periodic benefit cost	$(116,024)	$503,050	$387,026

NOTES TO FINANCIAL STATEMENTS

General American Investors

NOTES TO FINANCIAL STATEMENTS - continued

General American Investors

7. BENEFIT PLANS - (continued)

The Company’s qualified pension plan owns assets as of December 31, 2021 comprised of $21,451,129 of equity securities and $4,659,586 of money market fund assets classified as Level 1 and $5,743,111 of limited partnership interest which are not classified by level.

	Qualified Plan	Supplemental Plan	Total
EXPECTED CASH FLOWS:
Expected Company contributions for 2022	$—	$275,967	$275,967
Expected benefit payments:
2022	$1,016,787	$275,967	$1,292,754
2023	1,052,917	271,650	1,324,567
2024	1,111,618	305,009	1,416,627
2025	1,165,353	338,803	1,504,156
2026	1,191,161	340,182	1,531,343
2027-2031	6,097,434	1,948,141	8,045,575

8. OPERATING LEASE COMMITMENT

The Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2016-02, Leases, which requires lessees to reassess if a contract is or contains lease agreements and assess the lease classification to determine if they should recognize a right-of-use asset and offsetting liability on the Statement of Assets and Liabilities that arises from entering into a lease, including an operating lease. The right-of-use asset and offsetting liability is reported on the Statement of Assets and Liabilities in line items entitled, “Present value of future office lease payments.” Since the operating lease does not specify an implicit rate, the right-of-use asset and liability have been calculated using a discount rate of 3.0%, which is based upon high quality corporate interest rates for a term equivalent to the lease period as of January 1, 2018. The annual cost of the operating lease continues to be reflected as an expense in the Statements of Operations and Changes in Net Assets.

In 2017, the Company entered into an operating lease agreement for office space which will expire in 2028 and provide for aggregate rental payments of approximately $6,437,500. The lease agreement contains clauses whereby the Company will receive free rent for a specified number of months and credit towards construction of office improvements and incurs escalations annually relating to operating costs and real property taxes and to annual rent charges beginning in 2023. Rental expense approximated $594,200 for the year ended December 31, 2021. The Company has the option to extend the lease for an additional five years at market rates. As of Deceember 31, 2021, no consideration has been given to extending this lease. Minimum rental commitments under this operating lease are approximately:

2022	$624,000
2023	631,000
2024	663,000
2025	663,000
2026	663,000
Thereafter	1,216,000
Total Remaining Lease Payments	4,460,000
Effect of Present Value Discounting	(430,704)
Present Value of Future Office Lease Payments	$4,029,296

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

General American Investors

to the board of directors

and stockholders of

general american investors company, inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of General American Investors Company, Inc. (the “Company”), including the statement of investments, as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Company’s auditor since 1949.
New York, NY
February 15, 2022

Investment Objectives and Policies (Unaudited)

General American Investors

General American Investors Company, Inc. (the “Company”) was organized as a Delaware corporation on October 15, 1928 and succeeded to a similar business established in 1927. The Company is a diversified closed-end investment company and is an internally managed independent organization. The principal investment objective of the Company is long-term capital appreciation. Lesser emphasis is placed upon current income. In seeking to achieve its primary investment objective, the Company invests principally in common stocks believed by management to have better-than-average growth potential. Fundamental policies are as follows:

•The Company may issue debt and senior equity securities to the extent permitted by the Investment Company Act of 1940.

•The Company may not borrow money in excess of 25% of its gross assets, except for the purchase or redemption of outstanding senior securities.

•The Company may not underwrite securities in excess of 20% of its gross assets.

•The Company’s holdings in a particular industry may not be increased by additional investment in that industry beyond 50% of the value of the Company’s gross assets. (The Company’s non-fundamental operating policy, however, is not to invest 25% or more of its assets in any one particular industry based upon the Global Industry Classification Standard.)

•The Company does not purchase or sell real estate.

•The Company may not trade in commodities and commodity contracts in excess of 20% of its gross assets.

•The Company may not make loans (other than through the purchase of a portion of an issue of bonds, debentures or other securities issued by another person) to other persons in an amount exceeding 10% to any one person or exceeding in the aggregate 20% of its gross assets.

•The Company does not make investments for the purpose of participating in management, although it maintains the freedom to do so if it should become necessary to conserve any investment.

Other than as set forth above and subject to the requirements of the Investment Company Act of 1940, and associated rules and regulations, relating to diversified investment companies, the Company’s investment policy is flexible, as its charter permits investment in all forms of securities without limiting the portion of its assets which may be invested in any one type.

PRINCIPAL RISK FACTORS OF INVESTING IN THE COMPANY (UNAUDITED)

As a general matter, risk is inherent in all investing activities. It can range from the inability to achieve one’s investment objectives, to performance that falls short of other investment options, to the loss of some or all invested capital. The Company invests principally in common stocks. On a relative basis, common stocks are generally subject to greater risks than many other asset classes. An equity-oriented portfolio held within an exchange traded closed-end investment company structure, such as the Company, has two layers of equity risk (the investment portfolio and the holding structure), which can amplify the level of risk suggested above. As of December 31, 2021, the Company was also approximately 12.7% leveraged as measured based upon the outstanding liquidation preference (or value) of its fixed rate 5.95% Cumulative Preferred Stock, Series B (“Preferred Stock”) relative to the gross assets of the Company. This leverage can further magnify the Company’s risk profile. The following are among the more significant risks of investing in the Company and it should also be understood that the risk categories described in the following narrative can have overlapping effects and/or exacerbate the risks described in other categories.

Equity and Market Oriented Risks

Stock market risk is the risk that stock prices can or will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices that can extend over long periods of time. Stock market disruptions can also adversely affect local, national and global markets and their orderly operation. Any such disruptions could have an adverse impact on the value of the Company’s investments, the Company’s common stock and the Company’s performance.

Investment style risk is the risk that the Company’s return, due to management’s investment decisions, will trail returns from the overall stock market or the Company’s benchmark, the S&P 500 stock index.

Common stock represents an equity or ownership interest in an issuer. Common stock typically entitles the owner to vote on the election of directors and other important matters, as well as to receive dividends on such stock. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds, other debt holders, and owners of preferred stock take precedence over the claims of those who own common stock.

Equity and other investments in larger, more established companies may involve certain risks associated with their larger size. For instance, larger companies may be less able to respond quickly to new competitive challenges, such as changes in consumer tastes or innovation from smaller competitors. Also, larger companies are sometimes less able to achieve growth rates as high as successful smaller companies, especially during extended periods of economic expansion.

Principal Risk Factors of Investing in the Company (Unaudited) - continued

General American Investors

Investing in securities of small-cap and mid-cap companies may involve greater risks than investing in securities of larger, more established issuers. Small-cap and mid-cap companies may be engaged in business within a narrow geographic region, be less well-known to the investment community, and have more volatile share prices. These companies often lack management depth and have narrower market penetration, less diverse product lines, and fewer resources than larger companies. Moreover, the securities of such companies often have less market liquidity and, as a result, their stock prices often react more strongly to changes in the marketplace.

The Company invests in both domestic equity securities with significant foreign subsidiaries, operations, and/or revenues and in foreign domiciled equity securities to the extent necessary to carry out its investment objectives. The value in U.S. dollars of the Company’s non-dollar-denominated foreign securities or domestic securities with significant foreign subsidiaries, operations and/or revenues may be affected favorably or unfavorably by changes in foreign currency exchange rates or exchange control regulations, and the Company may incur costs in connection with conversions between various currencies.

Investing in foreign securities involves certain special risk considerations that are not typically associated with investing in securities of U.S. entities. Because foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to U.S. issuers, there may be less publicly available information about certain foreign issuers than about U.S. issuers. Securities of foreign issuers can be more volatile and potentially less liquid than securities of comparable U.S. issuers, and foreign investments may be affected through structures that may be complex or confusing. In certain countries, there is less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States. The risk that securities traded on foreign exchanges and foreign domiciled equity securities traded on U.S. exchanges may be suspended, either by the issuers themselves, by an exchange, or by government authorities, is also potentially greater. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, war, terrorism, nationalization, limitations on the removal of funds or other assets, or diplomatic developments that could affect U.S. investments in those countries. Additionally, economic or other sanctions imposed on the United States by a foreign country or imposed on a foreign country or issuer by the United States, could impair the Company’s ability to buy, sell, hold, or otherwise transact in certain investment securities. Sanctions could also affect the value and/or liquidity of a foreign security.

The Company invests in certain derivatives on equity securities to carry out its investment objectives. A derivative is a financial instrument that has a value based on or “derived from” the values of other assets, indexes or reference points. Derivatives the Company typically invests in include options on equity securities, caps, floors, and collars. Some derivatives, such as equity options, are traded on U.S. securities exchanges, while other derivatives may be privately negotiated and entered into in the over-the-counter market or may be cleared through a clearinghouse or through an execution facility. Derivatives may be used for a variety of purposes, including but not limited to hedging, managing risk, seeking to stay more fully invested, seeking to reduce transaction or tax costs, seeking to simulate an investment in an equity security or other investments, and seeking to add value by using derivatives to establish portfolio positions when derivatives are favorably priced relative to equity securities or other investments. Derivatives may be used for speculative purposes and at other times their use may not constitute speculation. There is no assurance that any derivatives strategy used by the Company will succeed and the Company may incur losses through its use of derivatives.

Increasingly, climate risks (i.e., usage of fossil fuels, discharge of hydrocarbons, impact of global warming, etc.) are becoming a greater influence upon financial market valuations, liquidity and investment returns.

General Market, Market Discount and Trading Risks

In recent years, the U.S. has experienced historically low interest rates, increasing the exposure of equity investors to the risks associated with rising interest rates. The prices of common stock may fluctuate more than the prices of other asset classes as and if interest rates change.

Inflation risk is the risk that the value of assets or income from the Company’s investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of the Company’s portfolio could decline. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the financial stability of issuers and may put securities issuers at risk which may result in a decline in the value of the Company’s portfolio.

Liquidity risk is the risk that the Company may invest in securities that trade in lower volumes and may be less liquid than other investments or that the Company’s investments may become less liquid in response to market developments or adverse investor perceptions. Illiquidity may be the result of, for example, low trading volumes, lack of a market maker or restrictions that limit or prevent the Company from selling securities or closing positions. When there is no willing buyer and investments cannot be readily sold or closed out, the Company may have to sell an investment at a substantially lower price than the price at which the Company last valued the investment for purposes of calculating its net asset value (“NAV”) or it may not be able to sell the investments at all, each of which would have a negative effect on the Company’s performance and may cause the Company to hold an investment longer than management would otherwise desire.

Principal Risk Factors of Investing in the Company (Unaudited) - continued

General American Investors

In response to market conditions, the Company may temporarily depart from its normal investment objectives and policies when management believes that doing so is in the Company’s best interest.

Although the Company generally seeks to invest for the long term, it may sell securities regardless of how long they have been held. This may cause the Company’s turnover rate and transaction costs to rise, which may lower the Company’s performance and may increase the likelihood of capital gains distributions.

The market price of the Company’s shares will most likely differ from its NAV. There may also be times when the market price and the NAV differ significantly, with a discount to NAV being more typical historically (the Company’s shares rarely, if ever, trade at a premium to NAV). Thus, you will likely pay less (a discount) than the current NAV when you buy the Company’s shares on the secondary market, and you will likely receive less than NAV when you sell those shares. These discounts (in rare instances, premiums) are likely to be greatest during times of market disruption or extreme market volatility.

The Company’s shares are listed for trading on the New York Stock Exchange (NYSE) and are bought and sold on this secondary market at market prices. Although the Company’s shares are listed for trading on the NYSE, it is possible that an active trading market may not be maintained.

Trading of the Company’s shares may be halted by the activation of individual or market-wide trading halts (which halt trading for a specific period of time when the price of a particular security or overall market prices decline by a specified percentage). Trading of the Company’s shares may also be halted if (1) the shares are delisted from the NYSE without first being listed on another exchange or (2) NYSE officials determine that such action is appropriate in the interest of a fair and orderly market or for the protection of investors.

Unlike shares of an open-end mutual fund, the Company’s shares are not individually redeemable.

The Company’s shares are intended for long-term investors and should not be treated as a trading vehicle.

An investment in the Company is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Leverage Risk and Effects Thereof

The use of leverage magnifies the losses or gains that would otherwise be generated by the Company’s investment portfolio. Additionally, leverage has a recurring direct annual cost to the Company.

The Company employs the use of leverage through its issuance on September 24, 2003, via an underwritten offering, of its Preferred Stock. The Preferred Stock has a liquidation preference of $25 per share plus accumulated and unpaid dividends to the date of redemption. The Company can otherwise employ leverage in the management of the portfolio but has thus far not done so.

There are 7,604,687 shares of $25 per share Preferred Stock outstanding having a total liquidation preference of $190,117,175. The aggregate annual amount of the four equal quarterly dividend payments is $11,311,972. The Company has approximately $1.5 billion in gross portfolio assets as of December 31, 2021. Therefore, the total portfolio would be required to generate an annual return of approximately 0.77% to cover the annual dividend payments on the Preferred Stock.

The information below is designed to illustrate the effects of leverage through the use of senior securities under the Investment Company Act of 1940.

These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Company. Your actual returns may be greater or less than those appearing below. In addition, actual expenses associated with borrowings or other forms of leverage, if any, used by the Company may vary and could be significantly higher or lower than the rates used for the example below.

Assumed Return on Portfolio (Net of Expenses)	(10.00)%	(5.00)%	0.00%	5.00%	10.00%
Corresponding Return to Common Stockholders:	(12.92)%	(6.98)%	(1.04)%	4.90%	10.84%

Return to Common Stockholders (above) is composed of three elements:

•The dividends and distributions paid to and reinvested by the holders of the common stock of the Company.

•Other realized and unrealized gains or losses in the value of the portfolio securities and other assets and liabilities of the Company not distributed to common shareholders.

•The cost of leverage of the Company, which consists of the preferred stock dividend described above, which is $11,311,972 or 0.95% of the average net assets of the common shareholders during the year.

As required by SEC rules, the table above assumes that the Company is more likely to suffer capital losses/ depreciation than to enjoy capital gains/appreciation. For example, to achieve a total return of 0.00%, the Company must assume that gross income on its investments is entirely offset by Company expenses and losses in the value of those investments.

Principal Risk Factors of Investing in the Company (Unaudited) - continued

General American Investors

Structural, Operating and Employee Related Risks

The Company operates as an internally managed closed-end fund (i.e., the management, advisory and administrative functions are performed by individuals directly employed by and “resident” within the Company; not a contractual service provider or external management/advisory firm) and the Company and its service providers depend on complex information technology and communications systems to conduct business functions, making them susceptible to operational and information security risks. For example, design or system failures or malfunctions, human error, faulty software or data processing systems, power or communications outages, acts of God, or cyber-attacks may lead to operational disruptions and potential losses to the Company. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information, and causing operational disruption. Successful cyber-attacks against, or security breakdowns at, the Company, its custodian and accounting agent, pricing and data vendors, transfer agent, and/or other third-party service providers may adversely impact the Company and its shareholders. For instance, cyberattacks or other operational issues may interfere with the processing of shareholder transactions, impact the Company’s ability to calculate its NAV, cause the release of private shareholder information or confidential Company information, impede trading, cause reputational damage, and subject the Company to regulatory fines, penalties or financial losses, reimbursement, other compensation costs, and/or additional compliance costs. The Company also may incur substantial costs for cybersecurity risk management to guard against any cyber incidents in the future. In general, cyber-attacks result from deliberate attacks, but unintentional events may have similar effects to those caused by cyber-attacks. Similar types of risks also are present for issuers of securities in which the Company invests, which could result in material adverse consequences for such issuers and may cause the Company’s investment in such securities to lose value. In addition, cyber-attacks involving a counterparty to the Company could affect such a counterparty’s ability to meet its obligations to the Company, which may result in losses to the Company and its shareholders. In addition, the adoption of work-from-home arrangements by the Company and/or its service providers due to the COVID-19 pandemic could increase all of the above risks, create additional data and information accessibility concerns, and make the Company and/or its service providers more susceptible to operational disruptions, any of which could adversely impact their operations. While the Company or its service providers may have established business continuity plans and systems designed to guard against such operational failures and cyber-attacks and the adverse effects of such events, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified, in large part because different or unknown threats or risks may emerge in the future. The Company does not control the business continuity and cybersecurity plans and systems put in place by third-party service providers, and such third-party service providers may have no or limited indemnification obligations to the Company.

The Company is exposed to operational risks arising from several factors, including, but not limited to: human error; processing and communication errors; errors of the Company’s service providers, counterparties, or other third-parties; failed or inadequate processes and/or technology; or systems failures. The Company seeks to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.

The Company is dependent upon key and a limited number of personnel. Jeffrey W. Priest serves as a President, Chief Executive Officer, and the portfolio manager of the Company. The Company is dependent upon the expertise of Mr. Priest in providing investment advice and management with respect to the Company’s investments. If the Company were to lose the services of Mr. Priest, it could be adversely affected. There can be no assurance that a suitable replacement could be found for Mr. Priest in the event of his death, resignation, retirement, or inability to act on behalf of the Company.

Misconduct or misrepresentations by employees of the Company or its service providers could cause significant losses to the Company. Employee misconduct may include binding the Company to transactions that exceed authorized limits or present unacceptable risks and unauthorized trading activities, concealing unsuccessful trading activities (which, in any case, may result in unknown and unmanaged risks or losses) or making misrepresentations regarding any of the foregoing. Losses could also result from actions by the Company’s service providers, including, without limitation, failing to recognize trades and misappropriating assets. In addition, employees and service providers may improperly use or disclose confidential information, which could result in litigation or serious financial harm. Despite the Company’s due diligence efforts, misconduct and intentional misrepresentations may be undetected or not fully comprehended, thereby potentially undermining the Company’s due diligence efforts. As a result, no assurances can be given that the due diligence performed by the Company will identify or prevent any such misconduct.

Events surrounding the COVID-19 pandemic have contributed to, and may continue to contribute to, significant market volatility, reductions in economic activity, market closures and declines in global financial markets. These effects may last for an extended period and could result in a substantial economic downturn or recession. Governmental responses may be inadequate and exacerbate other pre-existing political, social, economic, market, and financial risks. These events may have a significant adverse effect on the Company’s performance and on the liquidity of the Company’s investments and have the potential to impair the ability of Company management and employees or the Company’s external service providers to serve the Company. This could lead to further operational disruptions that may negatively impact the Company. Markets may, in response to governmental actions or intervention, experience periods of high volatility and reduced liquidity. During such periods, the Company may have to or deem it appropriate to sell securities at times when it would otherwise not do so, potentially at unfavorable prices.

Principal Risk Factors of Investing in the Company (Unaudited) - continued

General American Investors

The Company has a long-term lease commitment which expires in the fourth quarter of 2028 with aggregate rental payments of approximately $6,437,500.

The Company has both funded (qualified) and unfunded (supplemental) noncontributory defined benefit pension plans and funded (qualified) and unfunded (supplemental) defined contribution thrift plans that are available to its employees. As a result of the terms of these plans and applicable generally accepted accounting principles pertaining thereto, the Company may be required to increase expenses and write-up the associated liabilities of these plans in its accounting records under varying circumstances. In the case of the pension plan, if interest rates decline, stock prices decline, or there are significant declines in mortality, among other factors, additional projected expenses and accrued liabilities may be required to be recorded in the Company’s financial statements to reflect those events. In the case of the supplemental thrift plan, a greater expense and accrued liability will be recorded as the Company’s stock price increases and the associated unfunded liability of the supplemental thrift plan increases.

Certain provisions in the Company’s Restated Certificate of Incorporation or By-Laws include provisions that could limit the ability of other entities or persons to merge it or to consolidate it with an open-end fund, to dissolve the Company, to sell all or substantially all of the assets of the Company, or to make the common stock of the Company a redeemable security. These provisions could have the effect of depriving common stockholders of opportunities to sell their common stock at a premium over the then-current market price of the Company’s common stock.

Governmental, Political, Regulatory and Compliance Risks

The United States and other governments and the Federal Reserve and certain foreign central banks have taken steps in the past to support financial markets, most recently in response to the COVID-19 pandemic. The withdrawal of support, failure of efforts in response to a financial crisis, or investor perception that those efforts are not succeeding could negatively affect financial markets generally as well as the values and liquidity of certain securities. Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the securities in which the Company invests or the issuers of such securities in ways that are unforeseeable. Legislation or regulation also may change the way in which the Company is regulated. Such legislation, regulation or other government action could limit or preclude the Company’s ability to achieve its investment objectives and affect the Company’s performance.

Political, social, or financial instability; civil unrest; and acts of terrorism are other potential risks that could adversely affect an investment in a security or in markets or issuers generally. In addition, political developments in foreign countries or the United States may at times subject such countries to sanctions from the U.S. government, foreign governments, and/or international institutions that could negatively affect the Company’s investments in issuers located in, doing business in, or with assets in such countries.

The Company has elected to be treated as a Regulated Investment Company (“RIC”) under the Internal Revenue Code, as amended, and intends each year to qualify and be eligible to be treated as such. If the Company qualifies as a RIC, it generally will not be subject to U.S. federal income tax on its net investment income or net short-term or long-term capital gains, distributed (or deemed distributed) to shareholders, provided that, for each taxable year, the Company distributes (or is treated as distributing) to its shareholders an amount equal to or exceeding 90% of its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses). The Company intends to distribute all or substantially all of its investment company taxable income and net capital gain each year. In order for the Company to qualify as a RIC in any taxable year, the Company must meet certain asset diversification tests and at least 90% of its gross income for such year must represent qualifying income. If for any taxable year the Company were to fail to meet the income or diversification tests described above, the Company could in some cases cure the failure, including by paying a tax and, in the case of a diversification test failure, disposing of certain assets. The Company’s investments therefore may be limited by the Company’s intention to qualify as a RIC and may bear on the Company’s ability to so qualify. If the Company were ineligible to or otherwise failed to qualify as a RIC, it would be treated as a corporation subject to U.S. federal income tax, thereby subjecting any income earned by the Company to income tax at the corporate level and, when such income is distributed, to a further tax as dividends at the shareholder level to the extent of the Company’s current or accumulated earnings and profits.

The Company is registered under the Investment Company Act of 1940 and is subject to many requirements pursuant to its registration with the Securities and Exchange Commission and associated regulation (e.g., Securities Act of 1933, Securities Exchange Act of 1934, Regulation S-X, Regulation S-K, etc.). Violation of the above and other rules and regulations, unintended or otherwise, could result in additional regulation of the Company, enforcement actions by regulators, limitations on the Company’s ability to operate as described above, and/or fines, penalties and other forms of financial impairment. The above could severely limit or preclude the Company’s ability to achieve its investment objectives, affect the Company’s performance, or limit the Company’s ability to operate as intended.

OFFICERS

General American Investors

Name (age) Employee Since	Principal Occupation During Past 5 Years

Jeffrey W. Priest (59) 2010	President of the Company since 2012 and Chief Executive Officer since 2013
Anang K. Majmudar (47) 2012	Senior Vice-President of the Company since 2019, Vice-President 2015-2018, securities analyst (general industries)
Andrew V. Vindigni (62) 1988	Senior Vice-President of the Company since 2006, securities analyst (financial services and consumer non-durables)
Eugene S. Stark (63) 2005	Vice-President, Administration of the Company and Principal Financial Officer since 2005, Chief Compliance Officer since 2006
Craig A. Grassi (53) 1991	Vice-President of the Company since 2013, securities analyst and information technology

Name (age) Employee Since	Principal Occupation During Past 5 Years

Liron Kronzon (52) 2016	Vice-President of the Company since 2019, securities analyst (general industries)

Sally A. Lynch, Ph.D. (62) 1997	Vice-President of the Company since 2006, securities analyst (biotechnology industry)
Samantha X. Jin (47) 2018	Treasurer of the Company and Principal Accounting Officer since 2019 Manager of SEC Reporting Oppenheimer & Co. Inc. 2012-2018
Linda J. Genid (63) 1983	Corporate Secretary of the Company since 2016, Assistant Corporate Secretary 2014-2015, network administrator
Connie A. Santa Maria (48) 2015	Assistant Corporate Secretary of the Company since 2019, Human Resources/Benefits Manager

All information is as of December 31, 2021, unless otherwise noted.

All Officers serve for a term of one year and are elected by the Board of Directors at the time of its annual meeting in April.

The address for each officer is the Company’s office.

service organizations

counsel

Sullivan & Cromwell LLP

independent auditors

Ernst & Young LLP

custodian and accounting agent

State Street Bank and
Trust Company

transfer agent and registrar

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

1-800-413-5499

www.amstock.com

Previous purchases of the Company’s Common and Preferred Stock are set forth in Note 5, on pages 18-19. Prospective purchases of Common and Preferred Stock may be made at such times, at such prices, in such amounts and in such manner as the Board of Directors may deem advisable.

The policies and procedures used by the Company to determine how to vote proxies relating to portfolio securities and the Company’s proxy voting record for the twelve-month period ended June 30, 2021 are available: (1) without charge, upon request, by calling us at our toll-free telephone number (1-800-436-8401), (2) on the Company’s website at www.generalamericaninvestors.com and (3) on the Securities and Exchange Commission’s website at www.sec.gov.

In addition to distributing financial statements as of the end of each quarter, General American Investors files three Monthly Portfolio Investments Reports (Form N-PORT) with the Securities and Exchange Commission (“SEC”) as of the end of each calendar quarter. The Company’s Forms N-PORT are available on the SEC’s website: www.sec.gov. Copies of Forms N-PORT may also be obtained and reviewed at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

On April 29, 2021, the Company submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Company’s principal executive officer certified that he was not aware, as of that date, of any violation by the Company of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Company’s principal executive and principal financial officer made semi-annual certifications, included in filings with the SEC on Forms N-CSR relating to, among other things, the Company’s disclosure controls and procedures and internal control over financial reporting, as applicable.

DIRECTORS

General American Investors

DIRECTORS

General American Investors

Name (age) Director Since	Principal Occupation During Past 5 Years	Current Directorships and Affiliations
Independent Directors
Arthur G. Altschul, Jr. (57) 1995	Founder and Managing Member Diaz & Altschul Capital Management, LLC (investment advisory) Chairman and Chief Executive Officer Overbrook Management Corporation (investment advisory)	Child Mind Institute, Director Delta Opportunity Fund, Ltd., Director Overbrook Foundation, Vice-Chair & Treasurer

Rodney B. Berens (76) 2007

Partner and Co-Chief Investment Officer

Berens Global Value Fund (2018-2021; investment advisory)

Founder, Chairman and
Senior Investment Strategist

Berens Capital Management, LLC
(2000-2018; investment advisory)

The Morgan Library and Museum, Life Trustee and Chairman of Investment Sub-Committee

The Woods Hole Oceanographic Institute, Trustee and Member of Investment Committee

Upwell, Director and Chairman of Audit Committee

Spencer Davidson (79) 1995	Chairman of the Board of Company

Clara E. Del Villar (63) 2017	Executive Director, Senior Initiatives Program FreedomWorks Foundation (since 2018; non-profit) Strategic Advisor Trialogies, Inc. (2016-2017; health technology application)	Tribeca Innovation Awards Foundation, Fellow Women’s Health Symposium, Weill Cornell Medicine, Member of Executive Steering Committee

John D. Gordan, III (76) 1986	Attorney Beazley USA Services, Inc. (2013-2019; insurance)

Betsy F. Gotbaum (83) 2010	Executive Director Citizens Union (since 2017; non-profit democratic reform) Consultant	Center for Community Alternatives, Director Community Service Society, Trustee Fisher Center for Alzheimer’s Research Foundation, Trustee Visiting Nurse Service of New York, Director

Rose P. Lynch (71) 2017	Founder and President Marketing Strategies, LLC (consulting firm)	Steven Madden, Ltd., Director Concord Academy, Trustee Princeton University Varsity Club, Director Women and Foreign Policy Advisory Council, Council of Foreign Relations, Member

Savannah Sachs (35) 2020	Chief Executive Officer Tula Skincare/Tula Life Inc. (since 2018; skincare and wellness) Chief Operating Officer (2018)/ UK General Manager (2015-2017) Birchbox (beauty and grooming)

Henry R. Schirmer (57) 2015	Chief Financial Officer and Member of Executive Board Randstad (since 2018; human resources) Chief Financial Officer/ Executive Vice-President Unilever Europe (2016-2018)	Results for Development Institute, Director

Interested Director
Jeffrey W. Priest (59) 2013	President and Chief Executive Officer of Company

The Company is a stand-alone fund. All Directors serve for a term of one year and are elected by Stockholders at the time of the annual meeting. The address for each Director is the Company’s office. All information is as of December 31, 2021.

General American Investors Company, Inc.

530 Fifth Avenue, New York, NY 10036

(212) 916-8400 (800) 436-8401

E-mail: InvestorRelations@gainv.com

www.generalamericaninvestors.com

ITEM 2. CODE OF ETHICS.

On July 9, 2003, the Board of Directors adopted a code of ethics that applies to registrant’s principal executive and senior financial officers. The code of ethics is available on registrant’s Internet website at http://www.generalamericaninvestors.com/governance/code-of-ethics.php. Since the code of ethics was adopted there have been no amendments to the code nor have there been granted any waivers from any provisions of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors has determined that none of the members of registrant’s audit committee meets the definition of “audit committee financial expert” as the term has been defined by the U.S. Securities and Exchange Commission (the “Commission”). In addition, the Board of Directors has determined that the members of the audit committee have sufficient financial expertise and experience to perform the duties and responsibilities of the audit committee.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES The aggregate fees paid and accrued by the registrant for professional services rendered by its independent auditors, Ernst & Young LLP, for the audit of the registrant’s annual financial for 2021 and 2020 were $186,250 and $180,810, respectively.

(b) AUDIT RELATED FEES The aggregate fees paid or accrued by the registrant for audit-related professional services rendered by Ernst & Young LLP for 2021 and 2020 were $36,350 and $35,301 respectively. Such services and related fees for 2021 and 2020 included: review of quarterly employee security transactions and issuance of report thereon ($34,200 and $33,210, respectively) and other audit-related services ($2,150 and $2,091, respectively).

(c) TAX FEES The aggregate fees paid or accrued by the registrant for professional services rendered by Ernst & Young LLP for the review of the registrant’s federal, state and city income tax returns and excise tax calculations for 2021 and 2020 were $24,000 and $23,268, respectively.

(d) ALL OTHER FEES No such fees were billed to the registrant by Ernst & Young LLP for 2021 or 2020.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICY All services to be performed for the registrant by Ernst & Young LLP must be pre-approved by the audit committee. All services performed during 2021 and 2020 were pre-approved by the committee.

(2) Not applicable.

(f) Not applicable.

(g) The aggregate fees paid or accrued by the registrant for non-audit professional services rendered by Ernst & Young LLP to the registrant for 2021 and 2020 were $60,350 and $58,569, respectively.

(h) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the audit committee are: John D. Gordan, III, Chairman, Arthur G. Altschul, Jr., Rodney B. Berens, Clara E. Del Villar, Savannah Sachs, and Henry R. Schirmer.

(b) Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

The schedule of investments in securities of unaffiliated issuers is included as part of the report to stockholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

General American Investors Company, Inc.

PROXY VOTING POLICIES AND PROCEDURES

General American Investors Company, Inc. (the “Company”) is uniquely structured as an internally managed closed-end investment company. Our research efforts, including the receipt and analysis of proxy material, are focused on the securities in the Company’s portfolio, as well as alternative investment opportunities. We vote proxies relating to our portfolio securities in the best long-term interests of the Company.

Our investment approach stresses fundamental security analysis, which includes an evaluation of the integrity, as well as the effectiveness of management personnel. In proxy material, we review management proposals and management recommendations relating to shareholder proposals in order to, among other things, gain assurance that management’s positions are consistent with its integrity and the long-term interests of the company. We generally find this to be the case and, accordingly, give significant weight to the views of management when we vote proxies.

Proposals that may have an impact on the rights or privileges of the securities held by the Company would be reviewed very carefully. The explanation for a negative impact could justify the proposal; however, if such justification were not present, we would vote against a significant reduction in the rights or privileges associated with any of our holdings.

Proposals relating to corporate governance matters are reviewed on a case-by-case basis. When they involve changes in the state of incorporation, mergers or other restructuring, we would, if necessary, complete our review of the rationale for the proposal by contacting company representatives and, with few exceptions, vote in favor of management’s recommendations. Proposals relating to anti-takeover provisions, such as staggered boards, poison pills and supermajorities could be more problematic. They would be considered in light of our assessment of the capability of current management, the duration of the proposal, the negative impact it might have on the attractiveness of the company to future “investors,” among other factors. We can envision circumstances under which we would vote against an anti-takeover provision.

Generally, we would vote with management on proposals relating to changes to the company’s capital structure, including increases and decreases of capital and issuances of preferred stock; however, we would review the facts and circumstances associated with each proposal before finalizing our decision.

Well-structured stock option plans and management compensation programs are essential for companies to attract and retain high caliber management personnel. We generally vote in favor of proposals relating to these issues; however, there could be an occasion on which we viewed such a proposal as overreaching on the part of management or having the potential for excessive dilution when we would vote against the proposal.

Corporations should act in a responsible manner toward their employees, the communities in which they are located, the customers they serve and the world at large. We have observed that most stockholder proposals relating to social issues focus on a narrow issue and the corporate position set forth in the proxy material provides a well-considered response demonstrating an appropriate and responsible action or position. Accordingly, we generally support management recommendations on these types of proposals; however, we would consider each proposal on a case-by-case basis.

We take voting proxies of securities held in our portfolio very seriously. As indicated above, it is an integral part of the analytical process at General American Investors. Each proposal and any competing interests are reviewed carefully on a case-by-case basis. Generally, we support and vote in accordance with the recommendations of management; however, the overriding basis for the votes we cast is the best long-term interests of the Company.

Date: July 9, 2003

Item 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

As of December 31, 2021 and the date of this filing, Mr. Jeffrey W. Priest, President and Chief Executive Officer, serves as the Portfolio Manager of the registrant and is responsible for its day-to-day management. Mr. Priest has been employed by the registrant since October, 2010, becoming its President in February 2012, and its Chief Executive Officer in January 2013. Mr. Priest does not provide such services for any other registered investment companies, pooled investment vehicles, or other accounts. For performing such responsibilities, Mr. Priest receives cash compensation in the form of a fixed salary and an annual performance bonus. The annual performance bonus is principally based upon the absolute performance of the registrant and its relative performance to a closed-end management investment company peer group (comprised of core equity funds) and the S&P 500 Index. Performance is evaluated in December by the Compensation Committee of the Board of Directors (the members of which are independent and consult with the full Board of Directors), based upon the registrant’s net asset value return and total investment return during the twelve months ended October 31. Additional consideration is given to performance during the subsequent intervening period and to market compensation data provided by a noted industry compensation consulting firm. Mr. Priest beneficially owns in excess of $1 million of the registrant’s outstanding equity securities.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) General American Investors Company, Inc. Common Stock (GAM)

Period 2021	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
07/01-07/31	88,247	$43.3504	117,237	2,380,082
08/01-08/31	106,945	44.1905	85,141	2,273,137
09/01-09/30	72,360	44.6696	132,464	2,200,777
10/01-10/31	75,897	44.4189	118,079	2,124,880
11/01-11/30	48,085	44.4251	43,122	2,076,795
12/01-12/31	42,644	43.7676	50,289	2,034,151
Total for period	434,178		546,332

Note-On July 28, 2021, the Board of Directors authorized the repurchase of an additional 2,000,000 shares, of the registrant’s common stock when the shares are trading at a discount from the underlying net asset value of at least 8%. This represents a continuation of the repurchase program which began in March 1995. As of the beginning of the period, July 1, 2021, there were 468,329 shares available for repurchase under the aforementioned extension of such authorization. As of the end of the period, December 31, 2021, there were 2,034,151 shares available for repurchase under this program.

(b) General American Investors Company, Inc. Preferred Stock (GAMpB)

Period 2021	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
07/01-07/31	0		0	604,687
08/01-08/31	0		0	604,687
09/01-09/30	0		0	604,687
10/01-10/31	0		0	604,687
11/01-11/30	0		0	604,687
12/01-12/31	0		0	604,687
Total for year	0		0

Note-The Board of Directors has authorized the repurchase of the registrant’s preferred stock when the shares are trading at a prices not in excess of $25.00 per share. As of the beginning of the period, July 1, 2021, there were 604,687 shares available for repurchase under such authorization. As of the end of the period, December 31, 2021, there were 604,687 shares available for repurchase under this program.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors as set forth in the registrant’s Proxy Statement, dated February 18, 2021.

ITEM 11. CONTROLS AND PROCEDURES.

Conclusions of principal officers concerning controls and procedures

(a) As of December 31, 2021, an evaluation was performed under the supervision and with the participation of the officers of General American Investors Company, Inc. (the “Registrant”), including the principal executive officer (“PEO”) and principal financial officer (“PFO”), to assess the effectiveness of the Registrant’s disclosure controls and procedures. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of December 31, 2021, the Registrant’s disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b) There have been no significant changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the Registrant’s last fiscal period that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable.

ITEM 13. EXHIBITS

(a)(1) As indicated in Item 2., the code of ethics is posted on the registrant’s Internet website.

(a)(2) The certifications of the principal executive officer and the principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto as Exhibit 99 CERT.

(a)(3) There were no written solicitations to purchase securities under the Rule 23c-1 under the Investment Company Act of 1940 during the period covered by the report.

(a)(4) There were no changes in independent public accountants.

(b)   The certifications of the principal executive officer and the principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto as Exhibit 99.906 CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

General American Investors Company, Inc.

By:/s/ Eugene S. Stark
Eugene S. Stark
Vice-President, Administration

Date: February 18, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:/s/ Jeffrey W. Priest
Jeffrey W. Priest
President and Chief Executive Officer
(Principal Executive Officer)

Date: February 18, 2022

By:/s/ Eugene S. Stark
Eugene S. Stark
Vice-President, Administration
(Principal Financial Officer)

Date: February 18, 2022